UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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ALLIANZ FUNDS
1633 Broadway New York, New York 10019 (Name of Registrant as Specified in Its Charter)

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ALLIANZ FUNDS

On behalf of its series AllianzGI Money Market Fund

1633 Broadway

New York, New York 10019

For proxy information, please call [        ]

For account information, please call: [        ]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled for January 29, 2014

To the Shareholders of AllianzGI Money Market Fund, a series of Allianz Funds (the “Trust”):

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of AllianzGI Money Market Fund (the “Fund”) will be held at the offices of Allianz Global Investors Fund Management LLC, the Fund’s investment adviser and administrator (“Allianz Global Fund Management” or the “Investment Adviser”), 1633 Broadway (between West 50th and West 51st Streets), 42nd Floor, New York, New York 10019, on Wednesday, January 29, 2014 at 10:00 a.m., Eastern Time.

The Fund pursues its investment objective by investing substantially all of its assets in a master fund, the State Street Money Market Portfolio (the “Master Fund”), a registered open-end fund advised by SSgA Funds Management, Inc. (“SSgA FM”) with an identical investment objective. The Master Fund is a series of State Street Master Funds (the “Master Trust”). At a special meeting of shareholders of the Master Fund held on December 19, 2013, shareholders of the Master Fund approved certain changes to the fundamental investment restrictions of the Master Fund. Shareholders of the Fund are now being asked to vote on certain proposals intended to align the Fund’s fundamental investment restrictions with those of the Master Fund (the “Proposals”).

The Proposals, which are more fully described in the accompanying Proxy Statement dated [    ], 2013, are as follows:

1.	To change or eliminate certain fundamental investment restrictions of the Fund.

2.	Such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund has fixed the close of business on December 16, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By order of the Board of Trustees,

Thomas J. Fuccillo Secretary
New York, New York [ ], 2013

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Special Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote by telephone or through the Internet by following the instructions on the enclosed proxy card. Please mark and mail your proxy or proxies, or vote by telephone or through the Internet, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

ALLIANZ FUNDS

On behalf of its series AllianzGI Money Market Fund

1633 Broadway

New York, New York 10019

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON January 29, 2014

i

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of AllianzGI Money Market Fund (the “Fund”), a series of Allianz Funds (the “Trust”), of proxies to be voted at a Special Meeting of Shareholders of the Fund and any adjournment or postponement thereof (the “Special Meeting”). The purpose of the Special Meeting, as described below, is to vote on certain proposals intended to align the Fund’s fundamental investment restrictions with those of the State Street Money Market Portfolio (the “Master Fund”), in which the Fund invests substantially all of its assets. The Special Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Investment Adviser”), 1633 Broadway (between West 50th and West 51st Streets), 42nd Floor, New York, New York 10019, on Wednesday, January 29, 2014 at 10:00 a.m., Eastern Time. The Notice of the Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to shareholders on or about [    ], 2013.

The Board has fixed the close of business on December 16, 2013 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting, and any postponement or adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each full share and an approximate fraction of a vote for each fractional share held, with no cumulative voting rights, on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Fund. The Fund offers three classes of shares: Class A, Class C and Institutional II Class shares. The following provides the number of shares of each class of the Fund issued and outstanding, as of the close of business on the Record Date: [        ] Class A shares, [        ] Class C shares and [ ] Institutional II Class shares. The classes listed above are the only classes of shares currently authorized by the Fund.

SUMMARY OF THE PROPOSALS

As summarized below, the shareholders of the Fund have the right to vote on the following Proposals:

Proposal 1. Changes to certain fundamental investment restrictions of the Fund to align such restrictions with the fundamental investment restrictions of the Master Fund.

Proposal 1.A. To approve an amendment to the Fund’s fundamental investment restriction with respect to concentrating investments in an industry.

Proposal 1.B. To approve an amendment to the Fund’s fundamental investment restriction with respect to borrowing money and issuing senior securities.

Proposal 1.C. To approve an amendment to the Fund’s fundamental investment restriction with respect to making loans.

Proposal 1.D. To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts.

Proposal 1.E. To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in real estate.

Proposal 1.F. To approve an amendment to the Fund’s fundamental investment restriction with respect to participation in the underwriting of securities.

Proposal 1.G. To approve the elimination of the Fund’s fundamental investment restriction with respect to pledging, mortgaging or hypothecating fund assets.

Proposal 1.H. To approve the elimination of the Fund’s fundamental investment restriction with respect to diversification of investments.

Proposal 1.I. To approve the elimination of the Fund’s fundamental investment restriction with respect to investing in illiquid securities.

Proposal 2. Such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote in person by attending the Special Meeting, by mailing the enclosed proxy card, or by telephone or through the Internet pursuant to the instructions on the enclosed proxy card. If you vote by mailing the enclosed proxy card, shares presented by duly executed and timely delivered proxies will be voted as instructed on the proxy card. If you mail the enclosed proxy card and no choice is indicated for a Proposal listed in the attached Notice, your proxy will be voted FOR such Proposal. If you execute and mail the enclosed proxy card, that vote may nevertheless be revoked at any time prior to its use by one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and delivering a later-dated proxy, (iii) by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or (iv) by attending the Special Meeting, requesting return of any previously delivered proxy, and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Special Meeting without voting will not revoke a valid proxy.

The Board of the Fund knows of no business other than the Proposals set forth herein to be considered at the Special Meeting. If any other business is properly presented before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Fund are located at 1633 Broadway, New York, New York 10019.

What vote is required with respect to Proposal 1 and the Sub-Proposals thereunder?

Proposal 1, changes to certain fundamental investment restrictions of the Fund, requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the special meeting of shareholders of the Fund or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. The adoption of any of the sub-proposals of Proposal 1 is not contingent on the adoption of any other sub-proposal of Proposal 1 by shareholders of the Fund.

PROPOSAL 1. CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND TO ALIGN WITH THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER FUND

At a special meeting of shareholders of the Master Fund held on December 19, 2013, shareholders of the Master Fund approved certain changes to the fundamental investment restrictions of the Master Fund. Prior to this approval, the Master Fund had substantially the same investment restrictions as the Fund. The Board of Trustees of the Trust (the “Board”) believes that it is in the best interests of the Fund to align its fundamental investment restrictions with those of the Master Fund, as described in Proposals 1.A through 1.I below, so that it may continue to pursue its investment objective by ordinarily investing substantially all of its investable assets in the Master Fund. The Board of Trustees of the Master Fund and SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) have agreed to adopt corresponding non-fundamental restrictions for the Master Fund similar to the current fundamental restrictions of the Fund to facilitate continued investment in the Master Fund until such time as these changes to the Fund’s fundamental investment restrictions may be implemented by the Fund. Should the Fund fail to align its fundamental investment restrictions with those of the Master

Fund, the Board may determine that continued investment in the Master Fund would be inconsistent with the objective of the Fund and therefore withdraw the Fund’s investment in the Master Fund. If the Fund withdraws its investment from the Master Fund, the Fund may invest all of its assets in another master fund that has the same or substantially the same investment objective as the Fund, the Fund may invest in individual money market instruments through a portfolio managed directly by Allianz Global Fund Management or a sub-adviser at the delegation of the Investment Adviser, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

Allianz Global Fund Management does not intend to modify its investment strategy as a result of the proposed changes to the Fund’s fundamental investment restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Fund to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with shareholder approval in the event a change is to be made. The Board recommends that some of the Fund’s current fundamental investment restrictions be modified and that some be eliminated altogether, to align with the fundamental investment restrictions of the Master Fund. The substance of these changes is discussed below in each of Proposals 1.A through 1.I.

Shareholders of the Fund may vote in favor of or against any of Sub-Proposals 1.A through 1.I. The adoption of any of these Sub-Proposals is not contingent on the adoption of any other Sub-Proposal by shareholders of the Fund.

The Board, including all of the Independent Trustees, approved each of Proposals 1.A through 1.I discussed below and recommends, based on the rationale described above, that the shareholders of the Fund approve each such Proposal.

PROPOSAL 1.A. TO APPROVE AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

The proposed amended fundamental investment restriction is as follows:

“The Fund will not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act), tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing and bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the Manager determines that the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Manager determines that the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (to the extent that the Manager determines that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks).”

With respect to the above investment policy, the Fund may concentrate in bankers’ acceptances, certificates of deposit and similar instruments when, in the opinion of the Manager, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry.

The current fundamental investment restriction of the Fund with respect to concentrating investments in an industry is as follows:

“A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.”

The Board recommends that the Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed.

PROPOSAL 1.B. TO APPROVE AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

The 1940 Act requires the Fund to state the extent to which it may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).

The proposed amended fundamental investment restriction is as follows:

“The Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.”

The Fund’s current fundamental investment restriction with respect to borrowing money and issuing senior securities is as follows:

“The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liability other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.”

The 1940 Act currently permits an open-end investment company, such as the Fund, to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money.

Borrowing money creates leverage. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. The Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

PROPOSAL 1.C. TO APPROVE AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS

The 1940 Act requires the Fund to state the extent to which it intends to make loans to other persons.

The proposed amended fundamental investment restriction is as follows:

“The Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.”

The current fundamental investment restriction of the Fund with respect to making loans is as follows:

“The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets.”

The Board recommends that the Fund’s current fundamental investment restriction with respect to making loans be amended as proposed.

PROPOSAL 1.D. TO APPROVE AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

The 1940 Act requires the Fund to have a fundamental investment restriction regarding the purchase and sale of commodities.

The proposed fundamental investment restriction is as follows:

“The Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.”

The proposed fundamental investment restriction would make it clear that the Fund may utilize futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and with the Fund’s investment objectives and policies from time to time. At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.

PROPOSAL 1.E. TO APPROVE AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENT IN REAL ESTATE

The 1940 Act requires the Fund to have a fundamental policy regarding the purchase and sale of real estate.

The proposed fundamental investment restriction is as follows:

“The Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.”

The Board recommends that the Fund’s current fundamental investment restriction with respect to investment in real estate be amended as proposed.

PROPOSAL 1.F. TO APPROVE AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

The 1940 Act requires the Fund to state the extent to which it intends to engage in the business of underwriting securities issued by other persons.

The proposed amended fundamental investment restriction is as follows:

“The Fund may underwrite securities to the extent consistent with applicable law from time to time.”

The current fundamental investment restriction of the Fund with respect to participation in the underwriting of securities is as follows:

“The Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.”

The Fund has no intention of participating in the underwriting of securities (other than to the extent the Fund may be deemed an underwriter under federal securities laws by reason of acquisitions and distributions of portfolio securities).

PROPOSAL 1.G. TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

The current fundamental investment restriction of the Fund with respect to pledging, mortgaging or hypothecating Fund assets is as follows:

“A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by the Fund’s fundamental investment restriction with respect to borrowing.”

The pledging of assets has the risk that it could decrease the Fund’s ability to liquidate assets. If the Fund pledged a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Fund’s current borrowing limits would remain consistent with limits prescribed under the 1940 Act, which limits any borrowings to 33 1/3% of the Fund’s total assets. Additionally, the Fund is managed in accordance with the liquidity requirements of Rule 2a-7 under the 1940 Act.

PROPOSAL 1.H. TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

The current fundamental investment restriction of the Fund with respect to diversification of investments is as follows:

“The Fund will not invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer.”

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to diversification of investments. The Fund is classified as a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items, or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction. If this Proposal is approved by the shareholders of the

Fund, the Fund would remain subject to the 1940 Act requirement that a future change in classification from a diversified fund to a non-diversified fund would need to be approved by shareholders.

PROPOSAL 1.I. TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING IN ILLIQUID SECURITIES

The current fundamental investment restriction of the Master Fund with respect to investing in illiquid securities is as follows:

“A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.”

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to investing in illiquid securities. If the proposed change is approved, the Fund will continue to be subject to the regulatory limitations on investments in illiquid securities. For example, as a general matter, according to Rule 2a-7 under the 1940 Act, a money market fund may not invest more than 5% of its assets in illiquid securities. According to guidance from the staff of the SEC, a fund other than a money market fund may not invest more than 15% of its net assets in illiquid securities. Accordingly, eliminating the investment restriction is not expected to affect significantly the operation of the Fund.

Vote Required

Shareholders of the Fund are entitled to vote on each of Proposals 1.A through 1.I. Approval of each of Proposals 1.A through 1.I requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the special meeting of shareholders of the Fund or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. If one or more of Proposal 1.A through 1.I is not adopted by the Fund’s shareholders, the corresponding current fundamental investment restriction(s) of the Fund set forth in this Proxy Statement will remain in effect and the Trustees will consider what action, if any, would be in the best interests of shareholders. The adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSALS 1.A THROUGH 1.I.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are chosen and qualified or until their earlier death, resignation, removal or disqualification. Officers and employees of the Fund who are principals, officers, members or employees of Allianz Global Fund Management are not compensated by the Fund.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1633 Broadway New York, NY 10019 1964	President	Since 2011	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex* and of The Korea Fund, Inc.; and President of 55 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna 1633 Broadway New York, NY 10019 1966	Treasurer, Principal Financial and Accounting Officer	Since 2011	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex (2005-2010).

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1633 Broadway New York, NY 10019 1968	Vice President, Secretary and Chief Legal Officer	Since 2006	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	Since 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 82 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard H. Kirk 1633 Broadway New York, NY 10019 1961	Assistant Secretary	Since 2004	Director of Allianz Global Investors U.S. Holdings LLC; Director and Associate General Counsel of Allianz Global Investors Distributors LLC. Assistant Secretary of 54 funds in the Fund Complex.

Lagan Srivastava 1633 Broadway New York, NY 10019 1977	Assistant Secretary	Since 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Orhan Dzemaili 1633 Broadway New York, NY 10019 1974	Assistant Treasurer	Since 2011	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard J. Cochran 1633 Broadway New York, NY 10019 1961	Assistant Treasurer	Since 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1633 Broadway New York, NY 10019 1971	Assistant Treasurer	Since 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Paul Koo 555 Mission Street, Suite 1700 San Francisco, CA 94105 1964	Assistant Secretary	Since 2013	Director and Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 54 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Adviser and Administrator. Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Investment Adviser”), located at 1633 Broadway, New York, New York 10019, serves as the investment adviser and administrator of the Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P.

Principal Underwriter. Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Fund’s shares pursuant to a distribution contract with Allianz Funds. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission.

Securities Ownership. As of [    ], the Trustees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of each class of the Fund’s outstanding shares.

To the knowledge of the Fund, as of [    ], the following persons beneficially owned five percent (5%) or more of the noted class of shares of the Fund. To the knowledge of the Fund, no other person beneficially owned more than five percent (5%) of the outstanding Shares of the Fund.

As of [    ], none of the Independent Trustees owned, beneficially or otherwise, securities of Allianz Global Fund Management or any entity controlling, controlled by or under common control with Allianz Global Fund Management (not including registered investment companies).

Other Business. As of the date of this Proxy Statement, the Fund’s officers and Allianz Global Fund Management know of no business to be considered at the Special Meeting other than as set forth in the Notice. If any other business is properly brought before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for the Fund at the Special Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total shares entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting or, even if a quorum is present, in the event that sufficient votes in favor of a Proposal set forth in the Notice are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting after the date set for the original Special Meeting, with no other notice than announcement at the Special Meeting, to permit further solicitation of proxies with respect to such Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to such Proposal within a reasonable time after the date set for the original Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any additional solicitation and of any adjourned session will be borne by Allianz Global Fund Management. Any proposals properly before the Special Meeting for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Fund as tellers (the “Tellers”) for the Special Meeting.

For purposes of determining the presence of a quorum for the Fund, the Tellers will count the total number of votes cast “for” or “against” approval of each Proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” ( i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).

Reports to Shareholders. The Fund’s 2012 Annual Report to Shareholders was mailed to shareholders on or about [March 7, 2013]. The Fund’s 2013 Semi-Annual Report to Shareholders was mailed to shareholders on or about [September 3, 2013].

Additional copies of the Annual Report and the Fund’s subsequent Semi-Annual Report may be obtained without charge from the Fund by calling [1-(800) 947-0710] or by writing to the Fund at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Shareholder Proposals at Future Meetings

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.

Shareholders Sharing an Address. The Fund is permitted to mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call [1-(800) 591-6313]. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact Allianz Global Fund Management in writing at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, or by telephone at [1-(800) 947-0710], or contact your financial service firm.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[    ], 2013

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS – January 29, 2014

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website [www.eproxyvote.com/allianz]
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call [1-866-977-7699 ]
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

The undersigned hereby appoints Brian S. Shlissel, Lawrence G. Altadonna and Thomas J. Fuccillo and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AllianzGI Money Market Fund (the “Fund”), on January 29, 2014 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature (s) (if held jointly):

Date:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE SUB-PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each of the Sub-Proposals. Please vote by filling in the appropriate box below.

1.A	Proposal to approve an amendment to the Fund’s fundamental investment restriction with respect to concentrating investments in an industry.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.B	Proposal to approve an amendment to the Fund’s fundamental investment restriction with respect to borrowing money and issuing senior securities.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.C	Proposal to approve an amendment to the Fund’s fundamental investment restriction with respect to making loans.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.D	Proposal to approve an amendment to the Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.E	Proposal to approve an amendment to the Fund’s fundamental investment restriction with respect to investment in real estate.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.F	Proposal to approve an amendment to the Fund’s fundamental investment restriction with respect to participation in the underwriting of securities.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.G	Proposal to approve the elimination of the Fund’s fundamental investment restriction with respect to pledging, mortgaging or hypothecating fund assets.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.H	Proposal to approve the elimination of the Fund’s fundamental investment restriction with respect to diversification of investments.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

1.I	Proposal to approve the elimination of the Fund’s fundamental investment restriction with respect to investing in illiquid securities.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.